UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 7, 2026

JONES SODA CO.

(Exact name of registrant as specified in its charter)

Washington	000-28820	52-2336602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1522 Western Ave, Suite 24150

Seattle, Washington

(Address of principal executive offices, including zip code)

(206) 624-3357

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Jones Soda Co. (the “Company”) is filing this Form 8-K/A (“Amendment No. 1”) to its Current Report on Form 8-K as originally filed with the Securities and Exchange Commission on July 10, 2026 (the “Original Filing”), to correct certain information disclosed under “Item 1.01 Entry into a Material Definitive Agreement”, “Item 3.02 Unregistered Sales of Equity Securities” and “Item 8.01 Other Events” in the Original Filing. Specifically, the Original Filing incorrectly stated that the Company issued 7,500,000 Units (defined below) for aggregate gross proceeds of $2.5 million and that the closing price trigger for the Company’s option to accelerate the expiry date of the Warrants (defined below) was $0.47 per share. As corrected herein, the Company issued a total of 5,257,576 Units at $0.33 per Unit for aggregate gross proceeds of $1,735,000 and the closing price trigger for the Company’s option to accelerate the expiry date of the Warrants (defined below) was $0.73 per share. Additionally, the Company is filing the corrected form of Warrant and form of Registration Rights Agreement (as defined below) as exhibits to this Amendment No.1, which correct certain typographical errors in each of the form of Warrant and form of Registration Rights Agreement filed as exhibits to the Original Filing. This Amendment No. 1 also clarifies that all Units offered and sold in the Offering (defined below) were in the United States to accredited investors under Rule 506(b) of Regulation D under the Securities Act (defined below). Finally, this Amendment No.1 makes clear that the press release issued by the Company on July 8, 2026, relates to the announcement of the Company’s intention to complete an additional non-brokered private placement of Units for gross proceeds of up to $765,000. This Amendment No. 1 should be read in conjunction with the Original Filing, which, except as specifically amended hereby, remains in full force and effect.

Item 1.01 Entry into a Material Definitive Agreement.

On July 7, 2026, Jones Soda Co. (the “Company”) issued 5,257,576 units (the “Units”) at $0.33 per Unit, for aggregate gross proceeds of $1,735,000 (the “Offering”), with each Unit being composed of: (i) one (1) common share in the authorized share structure of the Company (a “Share”); and (ii) one-half (1/2) of a Share purchase warrant (a “Warrant”). Each whole Warrant will be exercisable into one Share (each, a “Warrant Share”) at an exercise price of $0.45 per Warrant Share for a period of 36 months from the date of issuance, subject to the Company having the right at its option to accelerate the expiry date of the Warrants to the date that is 30 days following delivery of a notice of acceleration to holders of Warrants if at any time the closing price of the Common Shares on the OTCQB or other stock exchange or over-the-counter market in the United States or on the Canadian Securities Exchange (the “CSE”) exceeds $0.73 (for the purposes of the CSE, the equivalent in Canadian dollars based on the daily exchange rate published by the Bank of Canada) for a period of five (5) consecutive trading days (the “Warrant Exercise Period”). Each whole Warrant may be exercised at any time during the Warrant Exercise Period upon the voluntary election to exercise by the Warrant holder.

The Units were offered and sold in the Offering in the United States to accredited investors in reliance on Rule 506(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the issuance of the Units in the Offering, the Company signed on July 7, 2026, a registration rights agreement with each of the purchasers of the Units in the Offering (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Company is required to file a registration statement with the United States Securities and Exchange Commission (the “SEC”) within 30 days from the closing of the Offering that registers for resale the Shares issued in the Offering as well as the Warrant Shares. The failure on the part of the Company to file the registration statement with the SEC within this timeframe may subject the Company to payment of certain monetary penalties.

The foregoing description of the Warrants and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of warrant and registration rights agreement, which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained or incorporated in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On July 7, 2026, the Company issued a press release announcing the closing of the Offering. Pursuant to Rule 135c under the Securities Act, the Company is filing herewith this press release as Exhibit 99.1 hereto.

On July 8, 2026, the Company issued a press release announcing the Company’s intention to complete a non-brokered private placement of Units for up to $765,000. Pursuant to Rule 135c under the Securities Act, the Company is filing herewith this press release as Exhibit 99.2 hereto.

The description of these press releases are only summaries and are qualified in their entirety by reference to the full text of such documents, which are included as exhibits to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Warrant
10.1	Form of Registration Rights Agreement
99.1	Press Release dated July 7, 2026*
99.2	Press Release dated July 8, 2026*
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

* Filed with the Original Filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report and its exhibits that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s reports and filings made with the SEC. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES SODA CO.

	By:	/s/ Scott Harvey
	Name:	Scott Harvey
	Title:	President and Chief Executive Officer

Date: July 28, 2026

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